UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Health Sciences Portfolio	June 30, 2013

Highlights
  Health care stocks posted strong gains in the first half of 2013.

  The Health Sciences Portfolio returned 19.10%, surpassing the S&P 500 Index but lagging its Lipper peer group in the six-month reporting period.

  We believe that generating outperformance in the health care sector will depend more on stock selection than on investing in a particular subindustry.

  Our focus remains on investing in companies that are developing new and effective medicines for unmet medical needs, as well as companies whose business models reduce costs or improve quality in our health care system.

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Health Sciences Portfolio

Dear Investor

The health care sector—generally viewed as a safe haven due to the relatively stable need for medicines and treatment—generated excellent results in the first half of 2013. This traditionally defensive sector was the best performer in the S&P 500 over the past six months as investors remained concerned about earnings growth and the durability of the economic recovery. We are pleased to report that your portfolio generated exceptionally strong performance. We remain optimistic about the long-term prospects for health care stocks, but, after generating such strong returns in the first half, we have tempered our expectations for the rest of the year.

Performance Comparison

The Health Sciences Portfolio returned 19.10% in the six-month period ended June 30, 2013, outperforming the S&P 500 Index but modestly trailing the 20.18% return for the Lipper Variable Annuity Underlying Health/Biotechnology Funds Average. Stock selection in the biotechnology, services, and products and devices segments detracted from our comparison with the Lipper benchmark.

As shown in the Growth of $10,000 chart on page 7, the portfolio significantly outperformed the S&P 500 Index for the 10-year period ended June 30, 2013. The Health Sciences Portfolio has also delivered consistently strong longer-term performance compared with the Lipper universe of health/biotechnology funds. (Based on cumulative total return, Lipper ranked the Health Sciences Portfolio 21 of 26, 8 of 26, 5 of 26, and 1 of 18 portfolios in the Lipper health/biotechnology funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. Past performance cannot guarantee future results.)

Market Environment

The U.S. economy steadily improved in the first half. Unlike the past two years, when signs of strength early in the year gave way to spring slowdowns, the economy was resilient despite federal spending cuts and higher tax rates that became effective in the first quarter. Home prices and consumer confidence levels surged to multi-year highs in May, while the jobless rate declined from 7.9% in January to 7.6% in June. The quickening economy raised speculation that the Fed would start winding down its monthly $85 billion asset purchase program, otherwise known as quantitative easing. Those expectations were affirmed most recently in June, when Federal Reserve Chairman Ben Bernanke said that the Fed expects to scale back its asset purchases later this year, and possibly end them by mid-2014, if the U.S. economy continues to improve as expected. Bond yields surged and stocks sold off in the wake of Bernanke’s remarks as investors digested the news.

All sectors within the S&P 500 Index advanced over the past six months, but gains varied widely. Health care, consumer discretionary, and financials performed the best, with each sector returning about 20%. Consumer staples also outperformed the broad market, while industrials and business services performed roughly in line with the index, and telecommunication services produced a double-digit gain. Information technology and materials advanced the least, with relatively modest returns of about 6% and 3%, respectively. Overall, value stocks in the broad market outperformed growth stocks in the large- and mid-cap spaces, but growth stocks edged out value shares among small-caps.

Health care stocks posted strong first-quarter gains, but their pace of advance slowed in the second quarter. For the six-month period, the Lipper Health/Biotechnology Funds Index posted an impressive 21.67% gain. Within the Lipper index, the best-performing segments were biotechnology (28%), life sciences (28%), and pharmaceuticals (22%). Services and products and devices stocks, which represent a bit more than one-third of the benchmark, both advanced about 17%. As we have written in previous shareholder reports, your portfolio holdings are selected based on their individual merit, commonly referred to as bottom-up stock selection. While we keep an eye on our overall industry allocations and global economic conditions, we believe stock selection will have far more bearing on our performance than allocation decisions.

Strategy Review

The portfolio invests in two broad categories of health care businesses: therapeutic-based companies with innovative medicines or devices that treat or prevent disease and health care service providers that improve quality, lower costs, or both. More than half of the portfolio (57%) is invested in biotechnology and pharmaceuticals companies. The portfolio also has a large allocation to the services sector (25%), although much of that weight is in pharmaceutical distributors and health care payors.

The portfolio’s large allocation to the biotechnology and pharmaceuticals segments stems from our belief that the pharmaceutical industry’s business model—the discovery, development, manufacture, and commercialization of medicines—is the primary driver of long-term value in the health care sector. Typically, large pharmaceutical companies have a broad base of revenues and income, and one drug—even if extremely successful—may not be enough to affect the bottom line significantly.

Biotechnology companies, however, tend to be smaller, and the successful introduction of one important new medicine can materially affect a company’s revenues and earnings. Our goal in managing the portfolio is to own the best companies that can perform well, regardless of the prevailing political or regulatory environment. We intend to remain focused on those companies with new and important medicines or treatments for unmet medical needs.

Portfolio Review

Gilead Sciences was the portfolio’s best contributor in the past six months and has been a stellar performer for several years. Gilead has been a top portfolio holding for more than a decade. The company is a market leader, with a $90 billion market capitalization and the dominant player in the $16 billion worldwide HIV antiviral market. The majority of Gilead’s revenues come from the sale of HIV medicines, including Atripla, Truvada, and Viread. Its late-stage pipeline includes a new HIV medicine, called Quad, which is key to lengthening the duration of its HIV treatment-related revenues. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In an effort to replicate its commercial dominance in HIV in the burgeoning market for hepatitis C treatments, Gilead acquired Pharmasset in 2012. Investors are increasingly optimistic regarding the prospects for sofosbuvir, a new hepatitis C drug, as a result of positive clinical data and the Food and Drug Administration (FDA) filing for its first indication. Sofosbuvir is the first oral regimen for hepatitis C and is more tolerable for patients than the current regimens requiring injectable interferon. Additionally, Gilead presented positive data for idelalisib, a promising cancer compound, in the first half.

Gilead is firing on all cylinders, generating strong revenues and earnings gains in the first quarter. We think that the management team is executing well, which gives us confidence that there is meaningful potential for profits to accelerate over the intermediate term. Gilead remains among the “best idea” large-cap growth stocks in the sector.

Valeant Pharmaceuticals International was the portfolio’s next-best contributor. The Ontario-based specialty pharmaceutical company has grown rapidly from small-cap into a global large-cap through a series of acquisitions and solid internal growth. The company develops, manufactures, and markets a wide array of neurological, dermatological, and branded generic products. Its latest acquisition, Bausch + Lomb, provides Valeant with a significant position in the lucrative eye care market and should be highly accretive to earnings. Valeant reported solid first-quarter revenue and earnings that exceeded Wall Street’s steadily rising estimates. So far this year, investors have bid the stock up to approximately $90 per share from about $60 at the end of 2012 as they embraced the company’s aggressive acquisition strategy.

Small-cap biotech Aegerion Pharmaceuticals enjoyed a share price liftoff in the reporting period. Like many young biotechnology companies, Aegerion is a single-product firm. It is focused on developing and commercializing lomitapide (sold under the commercial name Juxtapid), a once-a-day pill for the treatment of homozygous familial hypercholesterolemia (HoFH). Patients with HoFH have an inherited defect that leads to elevated cholesterol levels, putting patients at a very high risk for early cardiovascular events and possibly death. The drug completed a Phase III pivotal study and was approved by the FDA for sale in late 2012. Aegerion has worldwide rights to lomitapide. Although the company will likely post a substantial loss this year, we think it can generate a small profit in 2014 and could be solidly profitable in 2015.

Like Aegerion, Alkermes, Neurocrine Biosciences, and Puma Biotechnology are similarly well positioned in the small-cap biotech space, and each was a top contributor. Owning small-cap companies encompasses more risk than investing in large-caps with a broader product base because a firm that is highly dependent on the success of a single drug can decline significantly on bad news. We manage this risk in part by owning a diversified basket of stocks and by controlling our position sizes.

The portfolio had several significant detractors. Affymax was our poorest performer for the six-month period. The company’s sole drug, Omontys, which treats anemia associated with chronic kidney disease, was recalled following several fatal allergic reactions. In our opinion, it seemed unlikely that the company would be able to recover from this news. At the time of the announcement, Affymax had approximately $2 per share in cash, about nine months of operating income, and no other pipeline products. We took our lumps and eliminated the position in the first quarter immediately after the announcement.

Like Affymax, Infinity Pharmaceuticals is also a development-stage company with a promising cancer drug, IPI-145. The stock scaled new highs in the first quarter of this year. However, data released in the second quarter on IPI-145, which treats various forms of lymphoma and leukemia, raised questions about Infinity’s product versus the competing drugs in development by Pharmacyclics and Gilead. We added to our position as the share price cascaded.

Edwards Lifesciences also tumbled in the second quarter after reporting first-quarter results that were below forecast on almost every metric. Management reduced its forecasts for revenues and income, and investors are increasingly questioning the company’s opportunity and management’s credibility. Edwards’ surgical heart valve therapy products, including tissue heart valves and repair products, are used to replace or repair diseased or defective heart valves. Transcatheter aortic valve replacement (TAVR) is a promising technology that allows physicians to fix a severely narrowed aortic valve without opening the patient’s chest. However, the company’s U.S. launch of its TAVR heart valve has been weaker than anticipated. The product represents a meaningful advance in medical care, but inadequate reimbursement and the complexity of the procedure has resulted in below-forecast sales and a significant sell-off in Edwards’ share price. We still believe in the long-term opportunity in TAVR and Edwards Lifesciences, and we expect the company to generate double-digit earnings gains in 2014 and 2015 and have maintained our position.

While most of the portfolio’s investments are in U.S. common stocks, the fund will selectively invest in non-U.S. companies. Over the past six months, our overseas investments contributed to returns. Additionally, the fund writes call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered calls can help reduce, but not eliminate, volatility. Over the past six months, the options strategy benefited the portfolio’s results.

Outlook

We believe that health care can remain a strong performer given the uncertainties at this point in the economic cycle. There are no indications that the economy will experience a sudden resurgence, and in the slow-growth scenario that we expect, health care should continue to perform well. Although it has been a top performer for the past six months, valuations appear reasonable, and the asset class is still underrepresented in many investors’ portfolios. While we remain optimistic about the long-term prospects for health care stocks, after generating such strong returns in the first half, we have tempered our expectations for the rest of the year.

We believe that health care will remain a growth industry. It is likely that we will see pockets of exciting performance within the two areas that the portfolio continues to emphasize—the introduction of highly innovative and effective medical products and businesses in the health care services area that provide quality outcomes in a cost-effective manner. Other positive long-term dynamics include the rising number of baby boomers reaching retirement age, the rapid pace of scientific advances and prospects for safer and better medicines, and society’s willingness to spend on health care as people live longer and demand a higher quality of life.

Finally, I wish to inform you that on February 15, 2013, I assumed the role of portfolio manager of the Health Sciences Portfolio and chairman of its Investment Advisory Committee, positions that were previously held by Dr. Kris Jenner. Kris left T. Rowe Price earlier this year to pursue other opportunities. I worked with Kris for many years and would like to acknowledge the success he had in managing this portfolio. Working with a talented team of analysts and managers, I will continue to seek out the best investment opportunities in the health care sector. I look forward to updating you on our progress in six months.

Respectfully submitted,

Taymour R. Tamaddon
President of the portfolio and chairman of its Investment Advisory Committee

July 22, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risk of Growth Investing

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Risk of Health Sciences Investing

Portfolios that invest only in specific industries will experience greater volatility than those investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

Glossary

Lipper averages: The average return of all portfolios in a particular category as tracked by Lipper Inc.

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Health Sciences Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Health Sciences Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Health Sciences Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Health Sciences Portfolio
June 30, 2013 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/13	Value 12/31/12
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 4^	$ 8,495	$ 3,845
Totals			$ 4	$ 8,495	$ 3,845

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 8,495
Dividend income	4
Interest income	-
Investment income	$ 4
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Health Sciences Portfolio
June 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $182,014)	$	253,284
Receivable for investment securities sold		2,904
Receivable for shares sold		649
Dividends and interest receivable		123
Cash		18
Other assets		30
Total assets		257,008
Liabilities		
Payable for investment securities purchased		2,919
Written options (premiums $785)		555
Investment management and administrative fees payable		243
Payable for shares redeemed		91
Total liabilities		3,808
NET ASSETS	**$**	**253,200**
Net Assets Consist of:		
Accumulated net investment loss	$	(624)
Accumulated undistributed net realized gain		2,413
Net unrealized gain		71,499
Paid-in capital applicable to 10,201,736 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		179,912
NET ASSETS	**$**	**253,200**
NET ASSET VALUE PER SHARE		
Health Sciences Class		
($37,519,473 / 1,476,754 shares outstanding)	**$**	**25.41**
Health Sciences - II Class		
($215,680,033 / 8,724,982 shares outstanding)	**$**	**24.72**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/13
Investment Income (Loss)		
Income		
Dividend	$	637
Interest		1
Total income		638
Expenses		
Investment management and administrative expense		1,033
Rule 12b-1 fees - Health Sciences-II Class		229
Total expenses		1,262
Net investment loss		(624)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		2,068
Written options		802
Foreign currency transactions		1
Net realized gain		2,871
Change in net unrealized gain / loss		
Securities		33,840
Written options		(536)
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain / loss		33,303
Net realized and unrealized gain / loss		36,174
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**35,550**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
June 30, 2013 (Unaudited)

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Sciences Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Portfolio original share class (Health Sciences Class), offered since December 29, 2000, and the Health Sciences Portfolio–II (Health Sciences–II Class), offered since April 30, 2002. Health Sciences–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Health Sciences–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2013.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. In accordance with GAAP, the accompanying financial statements reflect investment values as of the close of the fund’s reporting period on June 30, 2013. In certain circumstances – for example, due to trading in foreign markets or significant events occurring after the close of the NYSE on the last business day of the period, there may be differences in values as of the last business day of the reporting period and values as of the close of the fund’s reporting period on the last calendar day of the period. Accordingly, the NAV per share reflected in the accompanying financial statements may differ from the last transaction price reported elsewhere.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

During the six months ended June 30, 2013, financial instruments with a value of $2,470,000 at the beginning of the period were transferred from Level 1 to Level 2 because the fair values of these instruments at the reporting date were determined by the Valuation Committee.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $0 for the six months ended June 30, 2013.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2013, the fund held equity derivatives with a fair value of $555,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the exchange’s clearing-house provides protection against counterparty defaults. The clearinghouse typically requires daily settlement of changes in contract value and imposes margin requirements to ensure performance by the parties to the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Required margin posted by the fund is held by the clearing broker. Cash posted by the fund as collateral or required margin is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2013, no margin had been posted by the fund for exchange-traded derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2013, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, there were no securities on loan.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $78,005,000 and $35,180,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $183,996,000. Net unrealized gain aggregated $69,517,000 at period-end, of which $75,303,000 related to appreciated investments and $5,786,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.95% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper (for the Investor Class and II Class). For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds, and the total expense ratio for the Investor Class was below the median for comparable funds and the total expense ratio for the II Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013